Exhibit 99.1

PRESS RELEASE

Tata Communications completes acquisition of Kaleyra, a leading global CPaaS platform player

New York, USA and Mumbai, INDIA – 5th October 2023 – Tata Communications, a global digital ecosystem enabler, today announces completion of the acquisition of Kaleyra, Inc. (NYSE: KLR).

On 28th June 2023, Tata Communications had entered into a definitive agreement with Kaleyra, Inc. to acquire it through Tata Communications Limited. The transaction has now been completed upon receipt of the approval by Kaleyra’s stockholders, necessary regulatory approvals, and fulfilment of other customary closing conditions. Under the terms of the agreement, Tata Communications Limited has paid an aggregate consideration of approximately $100 million in cash and assumed all of Kaleyra’s outstanding debt. With this, Kaleyra, Inc. and its subsidiaries have now become wholly owned subsidiaries of Tata Communications Limited.

The combination of Tata Communications customer engagement solutions and Kaleyra’s stronghold in technology, engineering and research & development will drive growth of global enterprises powered by hyper-personalised and intelligent customer interactions.

“In today’s hyperconnected world, customer success and loyalty are pivotal to enterprise growth across industries and geographies,” said A.S. Lakshminarayanan, MD and CEO, Tata Communications. “We at Tata Communications are committed to revolutionise how businesses engage with customers, leveraging a digital fabric to harness data insights for delivering seamless, secure, smart and impactful customer interactions. We’re thrilled to welcome Kaleyra in this journey, as together we pave the way for the future of customer experience!”

Mysore Madhusudhan, Executive Vice President, Collaboration and Connected Solutions, Tata Communications added, “In this digital age, businesses require multi-channel customer engagement solutions built for intuitive, intelligent and automated interactions. Together, Tata Communications and Kaleyra form a powerful combination, poised to shape the customer engagement platforms of tomorrow.”

Mauro Carobene, Head of Customer Interaction Suite, Tata Communications, commented, “Together Kaleyra and Tata Communications stand on the brink of a new era, powered by the world-class communications capabilities of Kaleyra.io platform and a determination to drive the future of communications via our intelligent suite of customer interaction solutions. Our joint aspirations are massive, not only in terms of growth, but also in expanding our portfolio that drives value for our customers.

Dr. Avi Katz, Founding Managing Partner of GigCapital Global said: “As the Chairman of the Board of Directors of Kaleyra since inception in November 2019 by way of combination with GigCapital1, Inc., I am delighted to see this outcome for the Kaleyra team and its stakeholders. This acquisition reflects a global recognition of the leadership of Kaleyra in the CPaaS industry, fruits of hard work of the entire Kalyera team for the last four years and excellent relationship with Tata Communications.”

Tata Communications Contacts

Media Contacts

Amit Sinha Roy

Global Head, Alliances and Communications

+91 98999 11333; amit.sinharoy@tatacommunications.com

Aastha Singh

Senior Manager, Communications

+91 99670 89660; aastha.singh2@tatacommunications.com

Investor Contact

Rajiv Sharma

Head, Investor Relations

+91 9820136641

rajiv.sharma@tatacommunications.com

Kaleyra Contacts

Marketing Contacts

Zephrin Lasker

Senior Vice President, Marketing & Strategic Alliances

zephrin.lasker@kaleyra.com

Lori Perkins

Senior Director – Marketing and Communications

lori.perkins@kaleyra.com

Investor Contact

Shannon Devine / Mark Schwalenberg

MZ North America

+1 203-741-8811

KLR@mzgroup.us

About Kaleyra

Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, e-mail, voice services, and chatbots.

Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1600 operator connections in 190+ countries, including all tier-1 US carrier.

About Tata Communications

A part of the Tata Group, Tata Communications (NSE: TATACOMM; BSE: 500483) is a global digital ecosystem enabler powering today’s fast-growing digital economy in more than 190 countries and territories. Leading with trust, it enables digital transformation of enterprises globally with collaboration and connected solutions, core and next gen connectivity, cloud hosting and security solutions and media services. 300 of the Fortune 500 companies are its customers and the company connects businesses to 80% of the world’s cloud giants. For more information, please visit www.tatacommunications.com

Kaleyra’s Statutory Information

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of Kaleyra, Inc.’s (“Kaleyra”) management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact that geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of Kaleyra and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (ii) significant transaction costs associated with the proposed transaction; (iii) potential litigation relating to the proposed transaction; (iv) the risk that disruptions from the proposed transaction will harm Kaleyra’s business, including current plans and operations; (v) the ability of Kaleyra to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments affecting Kaleyra’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which Kaleyra operates; and (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Kaleyra’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Tata Communications Statutory Information

Forward-looking and cautionary statements

Certain words and statements in this release concerning Tata Communications and its prospects, and other statements, including those relating to Tata Communications’ expected financial position, business strategy, the future development of Tata Communications’ operations, and the general economy in India, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors, including financial, regulatory and environmental, as well as those relating to industry growth and trend projections, which may cause actual results, performance or achievements of Tata Communications, or industry results, to differ materially from those expressed or implied by such forward-looking statements. The important factors that could cause actual results, performance or achievements to differ materially from such forward-looking statements include, among others, failure to increase the volume of traffic on Tata Communications’ network; failure to develop new products and services that meet customer demands and generate acceptable margins; failure to successfully complete commercial testing of new technology and information systems to support new products and services, including voice transmission services; failure to stabilize or reduce the rate of price compression on certain of the company’s communications services; failure to integrate strategic acquisitions and changes in government policies or regulations of India and, in particular, changes relating to the administration of Tata Communications’ industry; and, in general, the economic, business and credit conditions in India. Additional factors that could cause actual results, performance or achievements to differ materially from such forward-looking statements, many of which are not in Tata Communications’ control, include, but are not limited to, those risk factors discussed in Tata Communications Limited’s Annual Reports.

The Annual Reports of Tata Communications Limited are available at www.tatacommunications.com. Tata Communications is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements.

© 2023 Tata Communications Ltd. All rights reserved.

TATA COMMUNICATIONS and TATA are trademarks or registered trademarks of Tata Sons Private Limited in India and certain countries.